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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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                         Date of Report: March 20, 2001


                              CONVERGE GLOBAL, INC.
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             (Exact name of registrant as specified in its charter)

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                                      UTAH
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                 (State or other jurisdiction of incorporation)


       000-27039                                           87-0426858
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(Commission File Number)                       (IRS Employer Identification No.)


233 WILSHIRE BOULEVARD, SUITE 930, SANTA MONICA, CALIFORNIA             90401
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:  (310) 434-1974
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                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         The Registrant has terminated Stonefield Josephson, Inc., Certified Public Accountants ("Stonefield") as its principal accountant as of March 13, 2001. The principal accountant's report on the financial statements of the Registrant contained no adverse opinion or a disclaimer of opinion, or was qualified nor modified as to uncertainty, audit scope, or accounting principles. The termination of Stonefield was approved by the Board of Directors.

         During the Registrant's two most recent fiscal years and any subsequent interim period preceding such registration, declination, or dismissal, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. There is nothing to report under Item 304(a)(1)(v)(A) through (D).

         A copy of this Form 8-K has been sent to Stonefield and a letter from Stonefield stating whether or not they agree with the disclosures contained in this Form 8-K has been requested from Stonefield and will be filed as an Amendment to this Form 8-K within 2 days of receipt by the Registrant, but no later than 10 days from the date of filing this Form 8-K.

         The Registrant has engaged the firm of H.M. Richard and Associates, Inc., 5857 Uplander Way, Culver City, California 90230 , as its new accounting firm.

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     March 20, 2001                         CONVERGE GLOBAL, INC.



                                                      /s/ Imran Husain
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                                                  By: Imran Husain
                                                  Its: President